PIPE subscription obligation (Tables)	6 Months Ended
Jun. 30, 2026
PIPE financing
PIPE subscription obligation
Schedule of fair value assumptions of preferred shares and warrants

	Initial recognition	June 30, 2026
Fair value of common shares	$7.52	$9.69
Expected term	5.7 years	5.0 years
Expected volatility	80%	80%
Risk-free interest rate	3.83%	4.11%
Expected dividend	12%	12%
Weighted average discount rate	46.1%	46.1%